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Exhibit 32.2

Written Statement of the Chief Executive Officer and Chief Financial Officer

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

        The undersigned, the Chief Executive Officer and the Chief Financial Officer of Envision Healthcare Corporation, a Delaware corporation (the "Corporation"), each hereby certifies that, to his knowledge on the date hereof:

          (a)   the Form 10-K of the Corporation for the fiscal year ended December 31, 2013, filed on the date hereof with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (b)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ WILLIAM A. SANGER William A. Sanger Chief Executive Officer March 14, 2014
/s/ RANDEL G. OWEN Randel G. Owen Chief Financial Officer March 14, 2014

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  Exhibit 32.2
Written Statement of the Chief Executive Officer and Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)